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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 13, 2001
                Date of Report (Date of earliest event reported)

                            ------------------------

                             PEREGRINE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

           000-22209                                953883312
       (Commission File)                (IRS Employer Identification Number)

                            3611 VALLEY CENTRE DRIVE
                                   FIFTH FLOOR
                               SAN DIEGO, CA 92130

                                 (858) 481-5000
                    (Address of Principal Executive Offices)


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          (Former name or former address, if changed since last report)



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         THE FOLLOWING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO SUBSTANTIAL RISKS AND UNCERTAINTIES THAT COULD CAUSE OUR FUTURE BUSINESS, FINANCIAL CONDITION, OR RESULTS OF OPERATIONS TO DIFFER MATERIALLY FROM OUR HISTORICAL RESULTS OR CURRENTLY ANTICIPATED RESULTS. THESE INCLUDE RISKS AND UNCERTAINTIES ASSOCIATED WITH THE INTRODUCTION OF NEW PRODUCTS AND
ORGANIZATIONAL CHANGES IN RESPONSE TO NEW BUSINESS STRATEGIES. FOR A MORE DETAILED DISCUSSION OF THESE RISKS, YOU SHOULD REVIEW THE INFORMATION CONTAINED UNDER THE CAPTION "FACTORS THAT MAY AFFECT OUR BUSINESS, FINANCIAL CONDITION,
AND FUTURE OPERATING RESULTS" IN OUR QUARTERLY REPORT ON FORM 10-Q FILED
NOVEMBER 13, 2001 WITH THE SECURITIES AND EXCHANGE COMMISSION.

         ITEM 5.  OTHER EVENTS

         The purpose of this Current Report on Form 8-K is to update various disclosure items in the filings made by Peregrine Systems, Inc. under the Securities Exchange Act of 1934. In particular, the following discussion updates the information contained under the caption "Business" in our Annual Report on Form 10-K for the year ended March 31, 2001, which was filed with the Securities and Exchange Commission on June 29, 2001.

RECENT DEVELOPMENTS

         We are a leading provider of software and services that are designed to reduce the frictional cost of doing business for our clients' organizations. Our infrastructure resource management, employee relationship management, and e-commerce products and services permit businesses to eliminate points of friction in their business processes and improve their returns on capital with respect to investments in infrastructure and electronic business assets. Our solutions are intended to make our customers more competitive in their markets by removing the friction points associated with three primary business processes:

     o life cycle management of infrastructure assets, from the point of procurement through deployment, use, maintenance, change, and ultimately disposition;

     o employee procurement of the infrastructure required to do their jobs, including e-procurement, employee self-service, knowledge access, and reservation of shared assets, such as conference rooms and office space in remote locations; and

     o e-transaction management, which eliminates friction points among buyers, suppliers, and market places as our customers attempt to transact business through a global web of connected trading partners.

         Until recently, we were organized into distinct business units based on the products and services we offer. One unit focused on sales and marketing of our infrastructure management solutions while another focused on our e-markets solutions. A third group, referred to as our integrated solutions group, focused on integrating our sales efforts for both our product families to large enterprise customers.

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         In October 2001, we announced that we would immediately integrate these divisions and restructure our business with a functional, rather than product, orientation. Through this organization, we intend to combine our product development teams and sales forces, which were previously focused on specific product lines, in an effort to improve operational efficiencies and cross-sell our products. The infrastructure management and e-markets product development groups will be combined into one solutions group, responsible for all our product development and marketing activities. Our separate infrastructure management and e-markets sales forces will be combined into a new customer relationships group, responsible for customer sales and service. The customer relationships group will also manage our strategic relationships with alliance partners and other distributors.

         We also announced in October 2001, the introduction of XANADU, an information technology asset management appliance. XANADU will be targeted at small to medium-sized enterprises and will offer asset discovery and tracking, employee self-service, and help desk functionality. We will provide the software for XANADU, which will be installed on network servers marketed and sold by distribution partners. We are currently negotiating agreements with potential distribution partners in the United States and Europe.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PEREGRINE SYSTEMS, INC.



Dated:  November 13, 2001              By: /s/ Eric P. Deller
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                                           Eric P. Deller
                                           Vice President and General Counsel








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